Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

To Tender with Respect to the Outstanding Notes Listed Below of

CIENA CORPORATION

Title of Security	CUSIP Numbers	Aggregate Principal Amount of Notes Outstanding
8.0% Convertible Senior Secured Notes due 2019	23247W AA2 23247W AB0	$9,600,000[1]

Pursuant to Notice to Holders of Ciena Corporation 8.0% Convertible Senior Secured Notes Due 2019

of Fundamental Change Purchase Right

dated August 21, 2015

(as the same may be amended or supplemented from time to time, the “Notice”)

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE NOTICE, THE FUNDAMENTAL CHANGE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 18, 2015 (SUCH DATE AND TIME, THE “FUNDAMENTAL CHANGE EXPIRATION TIME”). HOLDERS MUST TENDER THEIR NOTES (AS DEFINED BELOW) ON OR PRIOR TO THE FUNDAMENTAL CHANGE EXPIRATION TIME TO RECEIVE THE FUNDAMENTAL CHANGE PURCHASE PRICE ON THE FUNDAMENTAL CHANGE PURCHASE DATE. ANY NOTES VALIDLY TENDERED MAY BE WITHDRAWN IN ACCORDANCE WITH THE APPLICABLE PROCEDURES SPECIFIED IN THIS LETTER OF TRANSMITTAL (AS DEFINED BELOW) AND THE NOTICE AT ANY TIME PRIOR TO THE FUNDAMENTAL CHANGE EXPIRATION TIME, AND MAY NOT BE WITHDRAWN THEREAFTER.

Based on the last reported sale price of the Shares of $21.62 on August 20, 2015, and the current Conversion Rate, the value that you would currently receive if you validly exercised the Fundamental Change Purchase Right is substantially less than the value that you would receive if you converted your Notes during the Make-Whole Fundamental Change Period or the Conversion Period. You should review the Notice carefully and consult with your own financial and tax advisors. You must make your own decision as to whether or not to surrender your Notes for repurchase or to exercise your conversion rights and, if you choose to exercise either of these rights, the amount of Notes to surrender or convert. None of the Company or any of its affiliates, or any of its or their respective boards of directors, employees, advisors or representatives, the Trustee, the Paying Agent or the Conversion Agent is making any representation or recommendation to any Holder as to whether or not to surrender or convert that Holder’s Notes.

The Depositary for the Fundamental Change Fundamental Change Offer is:

U.S. Bank National Association

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
U.S. Bank National Association Corporate Trust Services Specialized Finance 111 Fillmore Ave E EP-MN-WS2N St. Paul, MN 55107	U.S. Bank National Association Corporate Trust Services Specialized Finance 111 Fillmore Ave E EP-MN-WS2N St. Paul, MN 55107	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue 1st Floor – Bond Drop Window St. Paul, MN 55107

For Information or Confirmation by:

Facsimile Transmission:

(651) 466-7367

[1]	Represents 100% of the principal amount of Notes remaining outstanding after conversions through August 20, 2015.

Email:

cts.specfinance@usbank.com

Phone Number:

(651) 466-6783

Delivery of this Letter of Transmittal to an address or transmission via facsimile to a number, other than as set forth above, will not constitute valid delivery. The instructions contained herein and in the Notice should be read carefully before this Letter of Transmittal is completed. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Notice.

IMPORTANT INFORMATION

PURSUANT TO THE FUNDAMENTAL CHANGE OFFER (AS DEFINED BELOW), HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE FUNDAMENTAL CHANGE PURCHASE PRICE, PLUS ACCRUED AND UNPAID INTEREST UP TO, BUT NOT INCLUDING, THE FUNDAMENTAL CHANGE PURCHASE DATE MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) THEIR NOTES TO THE DEPOSITARY PRIOR TO THE FUNDAMENTAL CHANGE EXPIRATION TIME.

By the execution hereof, the undersigned acknowledges receipt of the Notice and this Letter of Transmittal and the instructions hereto (this “Letter of Transmittal”), that together constitute the offer (the “Fundamental Change Offer”) by Ciena Corporation (the “Issuer”), to purchase for cash any and all of the outstanding 8.0% Convertible Senior Secured Notes due 2019 (the “Notes”) of the Issuer from each Holder upon the terms and subject to the conditions set forth in the Notice and in this Letter of Transmittal.

The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Fundamental Change Offer.

THE FUNDAMENTAL CHANGE OFFER IS NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE FUNDAMENTAL CHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

Your bank or broker can assist you in completing this Letter of Transmittal. The instructions included with this Letter of Transmittal and in the Notice must be followed. Questions and requests for assistance or for additional copies of the Notice, this Letter of Transmittal or related materials must be directed to the Issuer at the address and telephone number set forth on the back cover of this Letter of Transmittal. See Instruction 11 below.

Pursuant to authority granted by The Depository Trust Company (“DTC”), if you are a DTC participant who has Notes credited to your DTC account, you should directly tender your Notes as though you were a registered Holder. Holders that surrender through DTC need not submit a physical Letter of Transmittal to the Depositary if such Holders comply with the transmittal procedures of DTC.

Delivery of documents to DTC or the Issuer does not constitute delivery to the Depositary.

The Fundamental Change Offer is subject to the satisfaction or waiver of certain conditions specified in the Notice.

THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE A FUNDAMENTAL CHANGE OFFER OF PURCHASE IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH FUNDAMENTAL CHANGE OFFER UNDER APPLICABLE SECURITIES OR “BLUE SKY” LAWS. THE DELIVERY OF THIS LETTER OF TRANSMITTAL SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF THE ISSUER OR ANY OF ITS SUBSIDIARIES OR AFFILIATES SINCE THE DATE HEREOF. THE ISSUER DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED IN THIS LETTER OF TRANSMITTAL.

DESCRIPTION OF NOTES TENDERED

PURSUANT TO THE

FUNDAMENTAL CHANGE OFFER

Name(s) and Address(es) of Holder(s) (Please fill in, if blank)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**, ***

TOTAL PRINCIPAL AMOUNT OF NOTES

*	Need not be completed by Holder tendering by book-entry transfer (see below).
**	Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered.
***

Tenders of Notes pursuant to the Fundamental Change Offer may be made only in principal amounts equal to $1,000 or an integral multiple of $1,000 in excess thereof if less than all of a Holder’s Notes are being tendered; see Instruction 4 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW BY TENDERING HOLDERS

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Fundamental Change Offer, the undersigned hereby tenders to the Issuer the principal amount of Notes indicated above.

Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Letter of Transmittal in accordance with the terms and subject to the conditions of the Fundamental Change Offer, the undersigned hereby (a) irrevocably sells, assigns and transfers to the Issuer all right, title and interest in and to the Notes that are being tendered hereby, as indicated above, (b) waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of such Notes and the Indenture) and (c) releases and discharges the Issuer from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of such Notes.

The undersigned hereby irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Issuer in connection with the Fundamental Change Offer) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such certificated Notes or Notes on the account books maintained by DTC to, or upon the order of, the Issuer, (ii) present such Notes for transfer of ownership on the books of the Issuer, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes.

The undersigned understands that tenders of Notes may be withdrawn and revoked by written notice of withdrawal or revocation received by the Depositary at any time prior to the Fundamental Change Expiration Time. The undersigned further understands that tendered Notes may not be withdrawn after the Fundamental Change Expiration Time, except in the limited circumstances described in the Notice and herein.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such Notes are accepted for purchase and payment by the Issuer, the Issuer will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

The undersigned understands that tenders of Notes under the Fundamental Change Offer pursuant to the procedures described in the Notice and in the instructions hereto and acceptance thereof by the Issuer will constitute a binding agreement between the undersigned and the Issuer, upon the terms and subject to the conditions of the Fundamental Change Offer.

For purposes of the Fundamental Change Offer, the undersigned understands that the Issuer will be deemed to have accepted for purchase validly tendered Notes if, as and when the Issuer gives oral or written notice thereof to the Depositary.

The undersigned understands that the Issuer will not be obligated to accept for purchase, and pay for, some or all validly tendered Notes pursuant to the Fundamental Change Offer if, on or prior to the Fundamental Change Purchase Date, there shall have been any statute, rule, regulation, judgment, order or injunction promulgated, entered, enforced, enacted, issued or deemed applicable to the Fundamental Change Offer or the Indenture by any domestic or foreign federal or state governmental authority or court which directly or indirectly (1) prohibits or makes illegal the acceptance for payment, payment for or purchase of some or all of the Notes or the consummation of the Fundamental Change Offer; (2) renders the undersigned unable to accept for payment, pay for or purchase some or all of the Notes; or (3) imposes or confirms material limitations on the scope, validity or effectiveness of the undersigned ability to acquire or hold or to exercise full rights of ownership of the Notes. See “The Company’s Obligation to Repurchase the Notes” in the Notice. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above under the “Description of Notes Tendered Pursuant to the Fundamental Change Offer” unless otherwise indicated herein under “Special Delivery Instructions” below (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned (if an individual) or the dissolution of the undersigned (if a legal entity), and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Notes is not effective until receipt by the Depositary of this Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Issuer, or receipt of an Agent’s Message with respect to Notes delivered by book-entry transfer. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Depositary and forming part of a book-entry confirmation that states that DTC has received an express acknowledgement from the participant in DTC tendering the Notes that are the subject of such book-entry confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that Issuer may enforce such agreement against such participant.

All questions as to the form of documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Issuer, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated under “Special Payment Instructions” below, the undersigned hereby requests that a check be issued for the Fundamental Change Purchase Price, plus accrued and unpaid interest up to, but not including, the Fundamental Change Purchase Date, for any Notes tendered hereby that are purchased, and/or any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) be returned in the name(s) of the Holder(s) appearing under “Description of Notes Tendered Pursuant to the Fundamental Change Offer.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby requests that the check for the Fundamental Change Purchase Price, plus accrued and unpaid interest up to, but not including, the Fundamental Change Purchase Date, be mailed and/or any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) be returned to the address(es) of the Holder(s) appearing under “Description of Notes Tendered Pursuant to the Fundamental Change Offer.” In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, the undersigned hereby requests that the check be issued for the Fundamental Change Purchase Price, plus accrued and unpaid interest up to, but not including, the Fundamental Change Purchase Date, and/or any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) be returned to the person or persons so indicated. In the case of a book-entry transfer of Notes, the undersigned hereby requests that the account maintained at DTC from which the Notes were delivered be credited with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Issuer does not have any obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the Holder thereof if the Issuer does not accept for purchase any of the Notes so tendered.

PLEASE SIGN HERE

(To Be Completed By All Holders

Tendering Pursuant to the Fundamental Change Offer

Unless a Holder is Tendering Through ATOP

in Connection with a Book-Entry Transfer of Notes)

This Letter of Transmittal must be signed by the registered Holder(s) of Notes exactly as their name(s) appear(s) on the certificate(s) for Notes, or if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Issuer of such person’s authority to so act. See Instruction 5 below.

If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy in favor of the person whose signature appears below. The signature on the proxy must be guaranteed by an Eligible Institution. The proxy should accompany this Letter of Transmittal.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

Dated: , 2015

Name(s):

(Please Print)

Capacity:

Address:
(Including Zip Code)

Area Code and Telephone No.: ( )

(PLEASE COMPLETE FORM W-9 ATTACHED HERETO)

SIGNATURE GUARANTEE

(If required - See Instructions 1 and 5 below)

(Place Medallion Guarantee in space provided below)

(Name of Eligible Institution)

(Address (including Zip Code) and Telephone Number (including Area Code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated: , 2015

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 4, 5, 6 and 7)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of, or checks constituting payments for Notes to be purchased in connection with the Fundamental Change Offer are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Issue:	☐	Notes
	☐	Checks
(check as applicable)

Names(s)
(Please Print)
Address:
(Please Print)
Address:
(Include Zip Code)

Taxpayer Identification or Social Security Number (See Form W-9 attached hereto)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4, 5, 6 and 7)

To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased in connection with the Fundamental Change Offer are to be sent to an address different from that shown in the box entitled “Description of Notes Tendered Pursuant to the Fundamental Change Offer” within this Letter of Transmittal or to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal.

Deliver:	☐	Notes
	☐	Checks
(check as applicable)

Names(s)
(Please Print)
Address:
(Please Print)
Address:
(Include Zip Code)

Taxpayer Identification or Social Security Number (See Form W-9 attached hereto)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Fundamental Change Purchase Right

1. Guarantee of Signatures. Signatures on this Letter of Transmittal must be guaranteed by a recognized Medallion Signature Guarantee Program approved by The Securities Transfer Association Inc., including the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program, or any other “eligible guarantor institution” as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each an “Eligible Institution”), unless the Notes tendered by this document are tendered and delivered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal or if Notes not tendered or not accepted for purchase are to be returned to a person other than the registered Holder, then the signature on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by an Eligible Institution as described above. Beneficial owners whose Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Notes. See “Procedures to be Followed by Holders Electing to Surrender Notes for Repurchase” in the Notice.

2. Requirements of Tender. This Letter of Transmittal is to be completed by Holders of Notes if certificates representing such Notes are to be forwarded herewith pursuant to the procedures set forth in the Notice under “Procedures to be Followed by Holders Electing to Surrender Notes for Repurchase.” Tenders of Notes held through DTC must be made pursuant to the procedures described in the Notice under “Procedures to be Followed by Holders Electing to Surrender Notes for Repurchase – Notes in Global Form.” For a Holder to validly tender Notes, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these instructions, or an Agent’s Message with respect to Notes tendered by book-entry transfer, must be received by the Depositary at its address set forth herein prior to the Expiration Date and either (i) certificates representing such Notes must be received by the Depositary at its address or (ii) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Notice under “Procedures to be Followed by Holders Electing to Surrender Notes for Repurchase – Notes in Global Form” and a Book-Entry Confirmation must be received by the Depositary, in each case, prior to the Fundamental Change Expiration Time.

The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent’s Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such items to reach the Depositary prior to the Fundamental Change Expiration Time. Except as otherwise provided herein, delivery will be deemed made only when actually received by the Depositary. Delivery of documents to DTC does not constitute delivery to the Depositary. Holders desiring to tender Notes on the Fundamental Change Expiration Time through ATOP should note that such Holders must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such respective date.

No alternative, conditional or contingent tenders shall be accepted. All tendering Holders, by executing this Letter of Transmittal (or a manually signed facsimile thereof) or tendering through ATOP, waive any right to receive any notice of the acceptance of their Notes for payment.

3. Withdrawal of Tenders. Notes tendered may be withdrawn and revoked at any time prior to the Fundamental Change Expiration Time, but not thereafter. For a withdrawal of Notes tendered prior to the Fundamental Change Expiration Time, a written or facsimile transmission notice of withdrawal, or a properly transmitted “Request Message” through ATOP with respect to Notes tendered by book-entry transfer, must be received by the Depositary prior to the Fundamental Change Expiration Time at its address set forth on the back cover of the Notice (or, in the case of Notes tendered by book-entry transfer, through ATOP). Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn (the “Depositor”) and, if different from the Depositor, the name in which the Notes are registered (or, if tendered by book-entry transfer, the name of the participant for whose account the Notes were tendered and such participant’s account number at DTC to be credited with the withdrawn Notes), (ii) contain a description of the Notes to be withdrawn and the aggregate principal amount represented by such Notes and (iii) unless transmitted through ATOP, be signed by the Holder of such Notes in the same manner as the original signature on this Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

Any Notes which have been tendered through ATOP may be withdrawn only by the DTC participant through which such Notes are held by withdrawal of its acceptance through ATOP. Beneficial owners of Notes who wish to withdraw the tender of such Notes must contact the DTC participant through which such Notes are held and instruct such DTC participant to effect such withdrawal. In order to withdraw Notes previously tendered, the DTC participant must withdraw its instruction previously transmitted through ATOP. Such a withdrawal must be executed through ATOP in the same name as such DTC participant’s name appears in the original transmission to which such withdrawal relates.

Any permitted withdrawal of Notes may not be rescinded, and any Notes validly withdrawn will thereafter be deemed not validly tendered; provided, however, that validly withdrawn Notes may be retendered by again following one of the procedures described herein at any time prior to the Fundamental Change Expiration Time.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal of any tendered Notes will be determined by the Issuer, in the Issuer’ sole discretion (whose determination shall be final and binding). None of the Issuer, the Depositary, the Trustee or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of tendered Notes, or incur any liability for failure to give any such notification.

4. Partial Tenders. Tenders of Notes pursuant to the Fundamental Change Offer will be accepted only in principal amounts of $1,000 or an integral multiple of $1,000 in excess thereof; provided, that any Holder may tender all Notes held by such Holder, even if the aggregate principal amount of such Notes is not an integral multiple of $1,000. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled “Description of Notes Tendered Pursuant to the Fundamental Change Offer” herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes of a Holder is not tendered or not accepted for purchase for any reason, certificates for the principal amount of such Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder, unless otherwise provided in the appropriate box in this Letter of Transmittal (see Instruction 6), promptly following the Fundamental Change Expiration Time or after the Notes are accepted for purchase (as the case may be).

5. Signatures on this Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS LETTER OF TRANSMITTAL IS EXECUTED AND DELIVERED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID IRREVOCABLE PROXY IN FAVOR OF THE PERSON SIGNING THIS LETTER OF TRANSMITTAL, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION (UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION).

If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

When this Letter of Transmittal is signed by the registered Holder of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or not accepted for purchase are to be issued, reissued or returned, as the case may be, to a person other than the registered Holder, in which case (including if this Letter of Transmittal is not signed by the registered Holder), the registered Holder must either properly endorse the certificates for Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificates for Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of their authority so to act must be submitted with this Letter of Transmittal. Endorsements on certificates for Notes, signatures on bond powers in accordance with this Instruction 5 by registered Holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 1.

6. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes above the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks representing the Fundamental Change Purchase Price are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Transmittal. In the case of issuance of checks or certificates in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. For Holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC from which the Notes were transferred.

7. Taxpayer Identification Number. U.S. federal income tax laws generally require that a tendering U.S. Holder provide the Depositary with such Holder’s correct Taxpayer Identification Number (“TIN”) on an Internal Revenue Service (“IRS”) Form W-9, which TIN, in the case of a Holder who is an individual, is his or her social security number. See the enclosed IRS Form W-9 for additional instructions. A tendering Non-U.S. Holder must submit the appropriate completed IRS Form W-8 to avoid backup withholding. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at the address and phone number on the cover page of this Letter of Transmittal. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50.00 penalty imposed by the IRS. In addition, failure to provide the Depositary with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments made to the Holder or other payee pursuant to the Fundamental Change Offer at the current rate of 28%. For a discussion of the tax consequences of tendering notes pursuant to the Fundamental Change Offer, see “Certain U.S. Federal Income Tax Consequences” in the Notice.

FAILURE TO COMPLETE THE IRS FORM W-9, IRS FORM W-8 OR ANOTHER APPROPRIATE FORM MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING AT THE RATE DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE FUNDAMENTAL CHANGE PURCHASE RIGHT.

8. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the purchase and transfer of Notes pursuant to the Fundamental Change Offer. If, however, certificates for Notes for principal amounts not tendered or not accepted for purchase are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder or if a transfer tax is imposed for any reason other than the purchase and transfer of the Notes pursuant to the Fundamental Change Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such tax or exemption from payment is not submitted to the Issuer, then the amount of that transfer tax will be deducted from the Fundamental Change Purchase Price otherwise payable to the tendering Holder. Except as provided in this Instruction 8, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal.

9. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes pursuant to any of the procedures described above will be determined by the Issuer in the Issuer’s sole discretion (whose determination shall be final and binding). Alternative, conditional or contingent tenders will not be considered valid. The Issuer expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of Notes it determines not to be in proper form, or if the acceptance for purchase of, or payment for, Notes may, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Fundamental Change Offer or to waive any defect or irregularity in any tender with respect to any Notes of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Issuer’s interpretation of the terms and conditions of the Fundamental Change Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. Any defect or irregularity in connection with tenders of Notes must be cured within such time as the Issuer determines, unless waived by the Issuer. Tenders of Notes shall not be deemed to have been made until all defects or irregularities have been waived by the Issuer or cured. Neither the Issuer, the Depositary, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in tenders of Notes, or will incur any liability for failure to give any such notification. If the Issuer waives its right to reject a defective tender of Notes, the Holder will be entitled to the Fundamental Change Purchase Price.

10. Waiver of Conditions. The Issuer expressly reserve the absolute right, in its sole discretion, to amend or waive any of the conditions to the Fundamental Change Offer in respect of any Notes tendered, in whole or in part, at any time and from time to time.

11. Requests for Assistance or Additional Copies. Questions relating to the procedures for tendering Notes and requests for assistance or additional copies of the Notice, this Letter of Transmittal or related materials may be directed to, and additional information about the Fundamental Change Offer may be obtained from, the Issuer, whose address and telephone number appear on the back cover of this Letter of Transmittal.

The Depositary for the Fundamental Change Offer is:

U.S. Bank National Association

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
U.S. Bank National Association Corporate Trust Services Specialized Finance 111 Fillmore Ave E EP-MN-WS2N St. Paul, MN 55107	U.S. Bank National Association Corporate Trust Services Specialized Finance 111 Fillmore Ave E EP-MN-WS2N St. Paul, MN 55107	U.S. Bank National Association Corporate Trust Services 60 Livingston Avenue 1st Floor – Bond Drop Window St. Paul, MN 55107

For Information or Confirmation by:

Facsimile Transmission:

(651) 466-7367

Email:

cts.specfinance@usbank.com

Phone Number:

(651) 466-6783

The Issuer is:

Ciena Corporation

7035 Ridge Road

Hanover, Maryland 21076

Attn: David M. Rothenstein

Telephone: (410) 694-5700

Facsimile: (410) 865-8001